Contingent Liabilities and Commitments	12 Months Ended
Dec. 31, 2017
Contingent Liabilities and Commitments [Abstract]
CONTINGENT LIABILITIES AND COMMITMENTS
NOTE 25:-	CONTINGENT LIABILITIES AND COMMITMENTS

a.	Engagements

1.	ATRs' agreement

An agreement signed between the Company and ATR in 2008 (as amended in January 2015) provides for its rights in ATR, as reflected in the Articles of Association of ATR, including the right to appoint up to four members of ATR’s Board of Directors, the right to determine the identity of the Chairman of ATR’s Board of Directors and the right to appoint the majority of the members of the Nominations Committee of ATR’s Board of Directors. Additionally, ATR granted the Company rights of veto in connection with the making of material decisions at ATR, including the appointment of ATR’s CEO. The aforesaid rights are subject to the holding of a minimum number of ATR shares by the Company.

2.	Shareholder’s agreement in connection with CTY

In 2014, the Company has entered into an agreement with CPP Investment Board European Holdings s.ar.l (“CPPIBEH”), under which the Company undertook to support the appointment of up to two directors for the board of directors of CTY that will be recommended by CPPIBEH and CPPIBEH undertook to support the appointment of up to three directors for the board of directors of CTY that will be recommended by the Company. In addition, the Company shall grant CPPIBEH a tag-along right for a sale of CTY shares to the extent higher than 5% of CTY’s shares during a 12-month period under certain conditions. The agreement will terminate at the earlier of: (1) 10 years from the signature date, (2) the holding by CPPIBEH of less than 10% of CTY’s shares, or (3) the holding by the Company of less than 20% of CTY’s shares.

3.	Governance agreement with REG

The Company entered into a governance agreement with REG, pursuant to which the number of directors in REG will be increased by three, from nine to twelve: two independent directors on behalf of EQY (the reappointment of whom at the following general meeting of REG is not certain or assured) and one director on behalf of the Company, as described below. The first director appointed on behalf of the Company was Mr. Chaim Katzman, who had served as Non-Executive Vice Chairman of and a Director in REG until February 2018. REG has undertaken to pursue the appointment of a director on behalf of the Company as long as the Company holds at least 7% of the share capital in REG as recorded on the date of the merger transaction, provided that the identity of a director that the Company may request to appoint in place of Mr. Katzman is reasonably approved by the Board of Directors of REG. To the date of the report, the Company has not exercised its right to appoint another director in lieu of Mr. Katzman.

The governance agreement also provides for a standstill period, during which the Company may not carry out the main following actions: (1) acquisition of shares in REG resulting in the holding by the Company of more than 18% of the share capital in REG; (2) engagement in a voting agreement relating to the shares, a merger agreement or a change of control in REG, unless such transaction has been approved by the Board of Directors of REG; (3) convening a meeting of the equity holders in REG; (4) appointing additional representatives on its behalf to the Board of Directors of REG; and (5) altering or influencing the management, Board of Directors, organizational structure and policy of REG (including the dividend distribution policy). Additionally, for the duration of the standstill period, the Company undertakes to vote at the general meetings of REG in favor of the appointment of all directors nominated by the Board of Directors of REG and against any proposal to dismiss a director or to change the size of the Board of Directors. The standstill period commenced on the date of completion of the merger transaction and end on the later of: (1) two years from the date of completion of the merger transaction; (2) six months from the date on which the Company's holding in REG falls below 7% of the share capital as recorded upon completion of the transaction; (3) six monthsfrom the date on which the Board of Directors of REG no longer includes a director appointed on behalf of the Company.

The Company was also granted certain information privileges, primarily as required for its reports and for registration rights in relation to its holding in REG shares.

4.	Until October 2016 the Group was a party to a lease agreement for an aircraft for business use by the Group's executives which ended following the acquisition of the aircraft by the Company. The lease was classified as an operating lease according to IAS 17. The annual lease payment was approximately U.S. $ 2.5 million. In addition, the Group entered into an agreement with a third party which will provide operating services and maintenance for the aircraft in consideration for fixed annual service fees of approximately one million U.S. dollar plus variable expenses based on the extent of use of the aircraft.

In 2016, following its approval by the Audit Committee, the Company’s Board of Directors approved a procedure dealing with the mixed use of the Company aircraft, pursuant to which passengers who are not involved in the Group’s business, including relatives of the Company’s controlling shareholder, are permitted to travel on flights made for the Company’s business purposes. The procedure also prescribes a mechanism for paying the Company for such usage (other than the wife of the President of the Company accompanying him on business trips).

5.	The Group's companies have entered into operating lease agreements with tenants occupying their properties. The following details the minimum lease fee receivable in respect to the lease agreements:

December 31
2017
NIS in millions
Year 1	1,137
Year 2 to 5	3,262
Year 6 and thereafter	777
Total	5,176

6.	As for engagements with related parties, refer to Note 36.

b.	Guarantees

1.	As of December 31, 2017, the Company's subsidiaries are guarantors for loans from various entities in respect of investment properties under development, which they own together with partners and for bank guarantees, which were provided in the ordinary course of business, in the aggregate amount of approximately NIS 179 million (December 31, 2016 - approximately NIS 1,056 million).

2.	The Company guarantees an unlimited amount to banks to secure credit received by wholly-owned subsidiaries of the Company. Total guarantees as of December 31, 2017 and 2016 (principal) amounted to NIS 1,376 million and NIS 1,417 million, respectively. Total utilized credit facilities as of December 31, 2017 and 2016 amounted to NIS 433 million and NIS 865 million, respectively. Wholly-owned subsidiaries of the Company guarantee loans and credit facilities obtained by the Company from banks and others, in an unlimited amount. In addition the company had pledged subsidiary's shares to secure credit facilities of wholly-owned subsidiaries.

3.	As for collaterals granted to secure guarantees, refer to Note 28.

c.	Contingent liabilities for the completion of the construction and redevelopment of properties and others

1.	The Company's subsidiaries have off-balance sheet commitments for the completion of the construction and redevelopment of investment properties which, as of December 31, 2017, totaled approximately NIS 1,602 million (December 31, 2016 - NIS 1,388 million).

2.	As of the reporting date, CTY has a contingent liability to refund input VAT received of approximately NIS 444 million (December 31, 2016 - NIS 534 million), should the property, subject to the input VAT, be sold to a VAT-exempt entity within the next 10 years.

d.	Legal claims

1.	Several legal proceedings are pending against the Company's subsidiaries in the ordinary course of their business including in respect of personal injury and property damage that occurred in their shopping centers and in other properties. The Company estimates that the claimed amounts are immaterial (on a stand-alone basis or on a cumulative basis) to the Company's results.

2.	ATR is involved in several proceedings and regulatory investigations in Austria, this in connection with transactions in securities and related matters during the years 2006-2007. It should be noted that, in 2012, at the conclusion of an investigation, the authorities in Jersey found no violation of the Austrian Companies Law and no findings, and consequently determined that no tort arose from the aforesaid events.

In addition, ATR is involved in several proceedings that have been filed by a number of investors that had invested in the aforesaid securities in the relevant years, alleging losses due to the volatility of the securities and other related contentions. As of March 19, 2018, a total of 254 proceedings are pending against Atrium, in an aggregate volume of EUR 12.4 million.

In January 2016, ATR announced that a declaratory ruling was issued in a claim that had been filed in the Netherlands by a Dutch fund for causes similar to those of the circumstances in Austria, as mentioned above, including an arrangement for the establishment of a compensation fund in connection with the proceedings in Austria and the joining of the criminal proceedings (as described below) by individuals. This arrangement was extended from time to time and finally expired in October 2016. The total amount approved for payment under the arrangement in relation to the proceedings that had been issued by 1,590 individuals was EUR 11 million (ATR’s share - 50%).

Additionally, 90 proceedings for which the total amounts payable aggregate EUR 1 million (ATR’s share in said amount is 50%) are in various stages of arrangement.

For the purpose of resolving all of the proceedings relating to the aforementioned circumstances, ATR continued to consider additional potential alternative solutions.

In March 2017, the Board of Directors of approved the entering by ATR into an agreement with two entities, pursuant to which investors that are customers of said entities and that have filed petitions for the initiation of criminal proceedings (as described above) relating to the aforesaid securities may reach an arrangement in connection with their claims. To the extent that all of the aforesaid investors opt to participate in the arrangement, ATR would pay an aggregate amount of EUR 44 million under this arrangement, of which ATR paid approximately EUR 13.7 million as at December 31, 2017.

The rate of participation of such investors in the arrangement and the actual amounts payable will be determined at a later date. In the event that some investors choose to continue with the criminal proceedings, ATR will continue to defend itself against such proceedings and will reject all claims raised against it. Based on ATR management's estimates, the total provision in the financial statements of ATR in respect of amounts that it has undertaken to pay under the aforesaid arrangements is EUR 35.5 million.

Additionally, to date, the criminal proceedings against Julius Meinl and others in connection with events that took place in 2007 and earlier are still in progress. In connection with this, a law firm representing various investors in ATR, who had invested at the time of these events, has alleged that ATR is liable for various instances of fraud, breach of trust and infringements of the Austrian Stock Corporation Act and Austrian Capital Market Act arising from the same events.

The public prosecutor has directed ATR to reply to the allegations and has started criminal investigation proceedings against ATR based on the Austrian Corporate Criminal Liability Act. It is uncertain whether this legislation, which came into effect in 2006, applies to ATR. In any event, ATR believes that it should not be held accountable for the aforesaid events and therefore intends to actively defend itself against these proceedings.

3.	In July and August 2014, a number of lawsuits were filed with the Economic Affairs Division of the Tel Aviv District Court to certify lawsuits as class actions, against U.Dori Construction Ltd. (“Dori Construction”), U.Dori Ltd. (“Dori Group” presently – Amos Luzon Development and Energy Group Ltd.), their directors and officers and their auditors, as well as against Gazit Development and the Company. The motions deal with damage allegedly caused to the public that have invested in Dori Construction and/or Dori Group, as the case may be, as a result of the publication of allegedly erroneous information in the reporting of Dori Construction, including in its financial statements, and as a result of failing to report, at the appointed time, material adverse information concerning the financial results and the financial position of Dori Construction, and consequently, concerning the financial results of Dori Group.

The grounds for the claims in the aforementioned motions include grounds under the Securities Law, 1968, among which are the inclusion of erroneous details in the financial statements and deficient and erroneous reporting, a tort of negligence under the Torts Laws, breach of statutory duty (in relation to the Securities Law and the Regulations promulgated thereunder, as well as the Companies Law), all being with regard to the reporting of Dori Construction. The amounts of the aforesaid claims range from NIS 13 million to NIS 75 million (subject to quantifying the exact damage in the course of the hearings on the lawsuits), which are not material for the Company (including cumulatively).

The aforesaid motions have been unified into a single proceeding (apart from three motions that have been dismissed). The Company and the other respondents have submitted their responses to the amended motion, subsequent to which the petitioners filed their replies and also added and lodged a motion for disclosure of documents in which the disclosure was sought of documents not belonging to the Company or Gazit Development. In December 2015, a preliminary hearing was held on the amended motion, within the framework of which the parties agreed to transfer the proceeding to mediation. The parties further agreed that, at this stage, the hearing on the motion for disclosure of documents would be deferred. In August 2016, the petitioners notified the Court of the failure of the mediation proceeding. Within this framework, the petitioners requested to resume the hearing of the motion for the disclosure of documents and to provide for further deliberation in the proceeding. Following several deliberations and petitions for the disclosure of the documents, on December 13, 2017, the Court determined that the petitioners will be allowed to peruse certain documents that are in the hands of the Securities Authority, subject to the signing of an NDA.

At this preliminary stage of the proceeding, the chances of the lawsuit cannot be assessed. Moreover, two motions for a derivative action were filed in 2014 (unified under a single proceeding) against Dori Construction and Dori Group and their directors and officers in connection with dividend distributions made by Dori Construction to its shareholders in the years 2010-2014, in an amount of NIS 36 million, as well as alleged damages to Dori Construction as a result of said distributions. As a result of the motion, Dori Group refunded dividend amounts of NIS 12 million to Dori Group. As from the date of sale by the Company of the shares in Dori Group, the Company is not informed of the status of said proceedings.

4.	Gazit Germany is involved in a litigation with the landlord of a property under leasehold in Germany with fair value as of the reporting date of EUR 62.5 million (the "Property"). In August 2015, the landlord of the property demanded to exercise a contractual reversion right which would allow him to acquire the Property at 2/3 of the average of two external appraisals conducted by the parties. Gazit Germany has filed to have the reversion right dismissed by a court and the landlord has counter-filed to have a court enforce the reversion right. At this early stage it is not possible to assess the chances of the aforementioned litigation to succeed.